                                                                      EX-99.B24.


                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature            Title        Date


          /s/ James S. Akins              Trustee      January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                    Signature            Title         Date


          /s/ Arthur R. Gottschalk       Trustee       January 21, 1998
          ------------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature            Title       Date


          /s/ Frederick T. Kelsey          Trustee     January 21, 1998
          -----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature           Title        Date

          /s/ Daniel Pierce               Trustee      January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature           Title        Date


          /s/ Fred B. Renwick             Trustee      January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature           Title        Date


          /s/ John B. Tingleff            Trustee     January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature          Title         Date


          /s/ Edmond D. Villani          Trustee       January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                      Signature           Title        Date


          /s/ John G. Weithers            Trustee      January 21, 1998
          --------------------------